THIRD AMENDMENT TO CREDIT AGREEMENT dated as of May 31, 1996 by and among Mothers Work, Inc., a Delaware corporation ("MWI"), Cave Springs, Inc., a Delaware corporation ("Cave"), The Page Boy Company, Inc., a Delaware corporation ("Page Boy"), Mothers Work (R.E.), Inc., a Pennsylvania corporation ("MW-RE"), Motherhood Maternity Shops, Inc., a Delaware corporation ("Motherhood") (each, a "Borrower", and collectively, jointly and severally, the "Borrowers"), and Meridian Bank ("Bank").


BACKGROUND

         The Borrowers and the Bank are parties to a Credit Agreement dated as of August 1, 1995, as first amended September 1, 1995, and as second amended January 25, 1996 (the "Credit Agreement") pursuant to which the Bank established, in favor of the Borrowers, a credit facility in an aggregate principal amount of $19,094,684.93, subject to the terms and conditions set forth therein. Borrowers have requested the Bank to increase the amount of the Revolving Credit Commitment to $20,000,000, to increase the sublimit with respect to the issuance of Letters of Credit, and to effect certain other changes to the Credit Agreement, which Bank is willing to do, all on the terms and conditions set forth herein. Capitalized terms used herein, and not otherwise defined, shall have the meanings ascribed to them in the Credit Agreement.


AGREEMENTS

         The parties hereto, intending to be legally bound, hereby agree:

         1. Section 1.01 of the Credit Agreement shall be modified by adding the following defined terms (to the extent such terms are not currently defined in the Credit Agreement) and by deleting the definition of each of the following terms (to the extent those terms are defined in the Credit Agreement), and substituting therefor the language set forth below:

            "Domestic Lending Office" shall mean 1345 Chestnut Street, FC 1-8-8-14, Philadelphia, PA 19101, or such other office of the Bank as the Bank may from time to time specify to the Borrowers.

            "Episode Transaction" shall have the meaning assigned to such term in Section 7.06 hereof.

            "Eurodollar Lending Office" shall mean 1345 Chestnut Street, FC 1-8-8-14, Philadelphia, PA 19101, or such other office of the Bank as the Bank may from time to time specify to the Borrowers.

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            "Revolving Credit Commitment" shall mean $20,000,000, as the same may be reduced from time to time pursuant to Section 2.07 hereof."

         2. Section 2.03 of the Credit Agreement shall be amended by deleting the first sentence thereof in its entirety, and by substituting therefor the following:

            "The Borrowers shall, through a Responsible Officer of the Borrowers, give the Bank an irrevocable telephonic voice notification (promptly thereafter confirmed in writing) of each borrowing (including, without limitation, a conversion as permitted by Section 2.02(e) hereof) not later than 10:00 a.m. Philadelphia time, (i) three Business Days before a proposed Eurodollar Loan borrowing or conversion, and (ii) on the date of an Alternate Base Loan borrowing or conversion."

         3. Section 2.04(a) of the Credit Agreement shall be amended by deleting the first sentence thereof in its entirety, and by substituting therefor the following:

            "All Revolving Credit Loans made by the Bank to the Borrower shall be evidenced by a single Revolving Credit Note, duly executed on behalf of each of the Borrowers, dated the date of this Third Amendment, in substantially the form of Exhibit "A" annexed hereto, delivered and payable to the Bank in a principal amount equal to $20,000,000."

From and after the date hereof, all references to the Revolving Credit Note in the Credit Agreement and all other Loan Documents shall be deemed to be references to such new Revolving Credit Note. Exhibit "A" to the Credit Agreement is hereby replaced with Exhibit "A" attached hereto. The indebtedness evidenced by the previous Revolving Credit Note remains outstanding as of the date hereof and continues to be secured by the Collateral. The parties hereby expressly acknowledge and agree that the new Revolving Credit Note merely re-evidences the indebtedness evidenced by the previous Revolving Credit Note while increasing the principal amount thereof, shall not extinguish the Obligations evidenced thereby or constitute a novation thereof, and is given in substitution of, and not as payment of, the previous Revolving Credit Note.

         4. Section 2.15 of the Credit Agreement shall be amended by deleting the amount "$8,000,000", as found at the end of the first sentence in Section 2.15, and by substituting therefor the amount "$12,000,000".

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         5. Section 2.18 of the Credit Agreement shall be amended by deleting the first sentence thereof in its entirety, and by substituting therefor the following:

            "The Borrower agrees to pay the Bank (i) with respect to each commercial Letter of Credit, a letter of credit fee equal to one and one-half percent (1 1/2%) of the face amount thereof per annum, and
            (ii) with respect to each standby Letter of Credit, a letter of credit fee equal to two percent (2%) of the face amount thereof per annum plus, in each case, an issuance fee charged by the Bank for transactions of this nature (but in no event less than $100), all of which amounts shall be payable to the Bank in advance at its Domestic Lending Office on the date of issuance of such Letter of Credit in immediately available funds."

         6. Section 5.01(d) of the Credit Agreement shall be amended by deleting the language found therein in its entirety, and by substituting therefor the following:

            "The Bank shall have received, either on the date on which a Credit Event is to occur, or within seven (7) business days thereafter, a certificate signed by the Financial Officer of the Borrowers (i) as to the compliance with (b) and (c) above, and (ii) with respect to each Revolving Credit Loan and each Letter of Credit, demonstrating that after giving effect thereto, the Borrowers are in compliance with the Availability requirement."

         7. Section 7.06 of the Credit Agreement shall be amended by deleting the word "and", at the end of subsection (h), and by deleting the "." at the end of subsection (i), and by substituting therefor "; and", and by adding a new section (j), as follows:

            "(j) The purchase of certain assets of Episode USA, Inc., all as more fully described in, and pursuant to, that certain Asset Purchase Agreement dated April 25, 1996, between Episode USA, Inc., Mothers Work, Inc. and T3 Acquisition, Inc. (the "Episode Transaction"), copies of which heretofore have been furnished to the Bank."

         8. Section 7.11 of the Credit Agreement shall be amended by changing the "." found at the end of such section to a ";", and by adding the following at the end of such section:

            "provided, however, that the Borrowers may effect the Episode Transaction as described in Section 7.06(j)

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            hereof and may conduct the business acquired in such transaction."

         9. As a condition to the execution and delivery of this Third Amendment to Credit Agreement, the Borrowers shall deliver to the Bank, in form and content satisfactory to the Bank and its counsel, the following documents, instruments or payments:

            (a) A certified copy of resolutions adopted by the Board of Directors of each of the Borrowers authorizing the execution, delivery and performance of this Third Amendment, and all of the documents and instruments required by the Bank for the implementation of this Third Amendment, including, but not limited to, the replacement Revolving Credit Note;

            (b) Copies of all the Asset Purchase Agreement executed in connection with the Episode Transaction, together with all related documents, which shall be certified to the Bank by the Borrowers' Financial Officer as being complete and correct copies of the original documents, in full force and effect, and the Bank shall be satisfied with its review, and the review of its counsel, of all such documents, and the completion of the Episode Transaction;

            (c) Evidence acceptable to it, and to its counsel, that all Liens attaching to, or otherwise affecting, the assets acquired in the Episode Transaction have been satisfied, terminated or discharged, and that all consents, filings and approvals required by applicable law in connection with the Episode Transaction shall have been obtained and made;

            (d) A copy of the "Sale Order", in form and substance similar to the draft previously delivered to the Bank and its counsel, duly executed by the Honorable James L. Garrity, Jr. in the matter styled In re Episode USA, Inc. (Case No. 96-B-40371 (JLG - U.S. Bankruptcy Court, Southern District of New
York), pursuant to which, inter alia, MWI shall be authorized to acquire certain assets of Episode USA, Inc., and to assume certain leases, all free and clear of all Liens, and containing such other terms as shall be acceptable to the Bank and its counsel;

            (e) The favorable written opinion of Pepper Hamilton & Scheetz, counsel for the Borrowers, substantially in the form of Exhibit "B" hereto, dated the date of this Third Amendment, addressed to the Bank and satisfactory to it;

            (f) A certificate, dated the date of this Third Amendment and signed by the Financial Officer of the Borrowers, setting forth the additional jurisdictions in which the Borrowers are required to qualify to do business resulting from the Episode Transaction, together with evidence, satisfactory to the Bank and its counsel, that the Borrowers are so qualified;

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            (g) UCC-1s, executed and appropriate for filing, in order to perfect the security interest of the Bank in the inventory or other Collateral acquired in the Episode Transaction;

            (h) The replacement Revolving Credit Note, duly executed by the Borrowers, payable to its order and otherwise complying with the provisions of
Section 2.04 of the Credit Agreement;

            (i) Copies of all lease agreements relating to premises to be occupied by the Borrowers as a result of the Episode Transaction, and it and its counsel shall have had an opportunity to review such leases and to determine them to be in form and substance satisfactory to the Bank; and

            (j) Consent Agreements, executed by Episode USA, Inc. and Toppy International Limited, in which such parties consent to the collateral assignment and security interest granted by MWI to the Bank pursuant to the terms of the Security Agreement and Mortgage - Patents and Trademarks dated August 1, 1995 in the tradenames "EPISODE", "EPISODE and design", "EXCURSION", and "EXCURSIONS".

        10. The Borrowers hereby:

            (a) ratify and confirm all of the representations, warranties and covenants contained in the Credit Agreement, and in the Loan Documents, as any of the foregoing relate to the assets acquired in connection with the Episode Transaction;

            (b) acknowledge and agree that all of their representations, warranties and covenants contained in the Credit Agreement and/or in the Loan Documents, as amended hereby, are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof, except as set forth on
Schedule 10(b) attached to this Third Amendment; provided, however, that with respect to the dates set forth in certain representations, such dates shall be updated as follows:

                (i) in Section 4.05, the referenced date shall be September 30, 1995;

                (ii) in Section 4.07(a), the referenced date for consolidated balance sheet shall be September 30, 1995;

                (iii) in Section 4.07(b), the referenced date shall be 1996;

                (iv) in Section 4.07(c), the referenced 1995 Fiscal Year and 1996 Fiscal Year shall be changed to 1996 Fiscal Year and 1997 Fiscal Year respectively,

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and provided, further that the letter delivered to the Bank concurrently with the execution hereof with respect to the 401(k) Plan of MWI and issues concerning such Plan's ERISA compliance shall be deemed included in, and shall supplement, the Disclosure Letter.

            (c) acknowledge and agree that they have no defense, set-off, counterclaim or challenge against the payment of any sums owing under the Credit Agreement or the Loan Documents or the Obligations, or the enforcement of any of the terms of the Credit Agreement or the Loan Documents, as amended hereby; and

            (d) represent and warrant that no Event of Default, as defined in the Credit Agreement, exists or will exist upon the delivery of notice, passage of time or both.

        11. In the event that the Borrowers, or any of them, intend to record with the United States Patent and Trademark Office the license granted to MWI in the names "EPISODE", "EXCURSION" or any similar name, the Borrowers shall, prior to effecting such recording, notify the Bank and shall execute such document as the Bank shall request in order to perfect the mortgage, pledge and security agreement granted to the Bank in such license.

        12. The Borrowers will pay all of Bank's out-of-pocket costs and expenses incurred in connection with the review, preparation, negotiation, documentation and closing of this Third Amendment and the consummation of the transactions contemplated herein, including, without limitation, fees, expenses and disbursements of counsel retained by Bank and all fees related to filings, recording of documents and searches, appraisal costs, whether or not the transactions contemplated hereunder are consummated.

        13. All other terms and conditions of the Credit Agreement and of the Loan Documents, not inconsistent with the terms hereof, shall remain in full force and effect and are hereby ratified and confirmed by the Borrowers.


        IN WITNESS WHEREOF, the Borrowers and the Bank have caused this Third Amendment to Credit Agreement to be executed by their


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respective authorized officers as of the day and year first above written.

                           MOTHERS WORK, INC.


                           By: /s/ Thomas Frank
                              ------------------------------
                              Name:   Thomas Frank
                              Title:  Vice President

                           MOTHERHOOD MATERNITY SHOPS, INC.


                           By: /s/ Thomas Frank
                              ------------------------------
                              Name:   Thomas Frank
                              Title:  Vice President

                           CAVE SPRINGS, INC.


                           By: /s/ Thomas Frank
                              ------------------------------
                              Name:   Thomas Frank
                              Title:  Vice President

                           THE PAGE BOY COMPANY, INC.


                           By: /s/ Thomas Frank
                              ------------------------------
                              Name:   Thomas Frank
                              Title:  Vice President

                           MOTHERS WORK (R.E.), INC.


                           By: /s/ Thomas Frank
                              ------------------------------
                              Name:   Thomas Frank
                              Title:  Vice President

                           MERIDIAN BANK


                           By: /s/ David W. Mills
                              ------------------------------
                              Name:   David W. Mills
                              Title:  Vice President



                                       25




                                   EXHIBIT "A"

                              REVOLVING CREDIT NOTE

$20,000,000                                                        May 31, 1996

         FOR VALUE RECEIVED, the undersigned, MOTHERS WORK, INC., a Delaware corporation, CAVE SPRINGS, INC., a Delaware corporation, THE PAGE BOY COMPANY, INC., a Delaware corporation, MOTHERHOOD MATERNITY SHOPS, INC., a Delaware corporation, and MOTHERS WORK (R.E.), INC., a Pennsylvania corporation (collectively, the "Maker"), hereby, jointly and severally, promise to pay to the order of MERIDIAN BANK (the "Bank") at its offices at 1345 Chestnut Street, FC 1-8-8-14, Philadelphia, PA 19101 on the Final Maturity Date as defined in the Credit Agreement dated as August 1, 1995 among the Maker and the Bank (as amended, modified or supplemented from time to time in accordance with its terms the "Credit Agreement") or earlier as provided for in the Credit Agreement, the lesser of the principal sum of TWENTY MILLION DOLLARS ($20,000,000) or the aggregate unpaid principal amount of all Revolving Credit Loans to the Maker from the Bank pursuant to the terms of the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and, in each case, payable on such dates as determined pursuant to the terms of the Credit Agreement.

         The Maker promises to pay, on demand, interest, on any overdue principal and fees and, to the extent permitted by law, interest on any overdue interest, from their due dates at a rate or rates determined as set forth in the Credit Agreement.

         The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

         All borrowings evidenced by this Revolving Credit Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Maker to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement.

         This Revolving Credit Note is the Revolving Credit Note referred to in the Credit Agreement, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         This Revolving Credit Note re-evidences certain indebtedness previosuly evidenced by that certain $15,000,000 Revolving Credit Note dated August 1, 1995, and has been given in substitution and replacement thereof and not as payment of such prior Note and is not intended to extinguish the liabilities evidenced thereby or as a novation thereof.


                                      MOTHERS WORK, INC.


                                      By: /s/ Thomas Frank
                                         -----------------------------
                                         Name:  Thomas Frank
                                         Title: Vice President

                                      CAVE SPRINGS, INC.


                                      By: /s/ Thomas Frank
                                         -----------------------------
                                         Name:  Thomas Frank
                                         Title: Vice President

                                      MOTHERS WORK (R.E.), INC.


                                      By: /s/ Thomas Frank
                                         -----------------------------
                                         Name:  Thomas Frank
                                         Title: Vice President

                                      MOTHERHOOD MATERNITY SHOPS, INC.


                                      By: /s/ Thomas Frank
                                         -----------------------------
                                         Name:  Thomas Frank
                                         Title: Vice President

                                      THE PAGE BOY COMPANY, INC.


                                      By: /s/ Thomas Frank
                                         -----------------------------
                                         Name:  Thomas Frank
                                         Title: Vice President


                                       -2-

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                                Loans and Payment



                                              Unpaid               Name of
                                             Principal              Person
 Amount and             Payments             Balance of             Making
Type of Loan      Principal Interest            Note               Notation












                                       -3-

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